UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.
Item 1.01 Entry Into a Material Definitive Agreement.
     On September 30, 2008, EOG Resources, Inc. (EOG) closed its sale of $400 million aggregate principal amount of EOG’s 6.125% Senior Notes due 2013 (2013 Notes) and $350 million aggregate principal amount of EOG’s 6.875% Senior Notes due 2018 (2018 Notes and, together with the 2013 Notes, the Notes). The Notes were issued under an indenture, dated as of September 1, 1991 (Indenture), by and between EOG, as issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A. (formerly, Texas Commerce Bank National Association)), as trustee, and an officers’ certificate, dated September 30, 2008, pursuant to the Indenture setting forth the specific terms of the Notes.
     The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (No. 333-153665), dated September 25, 2008, previously filed with the Securities and Exchange Commission.
     The Indenture, the officers’ certificate, the form of global note for the 2013 Notes and the form of global note for the 2018 Notes are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

4.1	Indenture, dated as of September 1, 1991, by and between EOG and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A. (formerly known as Texas Commerce Bank National Association)) (incorporated by reference to Exhibit 4(a) to EOG’s Registration Statement on Form S-3, Registration Statement No. 33-42640, filed September 6, 1991)

*4.2	Officers’ Certificate Establishing 6.125% Senior Notes due 2013 and 6.875% Senior Notes due 2018, dated September 30, 2008

*4.3	Form of Global Note with respect to the 6.125% Senior Notes due 2013 of EOG

*4.4	Form of Global Note with respect to the 6.875% Senior Notes due 2018 of EOG

*5.1	Opinion of Fulbright & Jaworski L.L.P. dated September 30, 2008

*23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1)

*	Exhibits filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: September 30, 2008	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of September 1, 1991, by and between EOG and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A. (formerly known as Texas Commerce Bank National Association)) (incorporated by reference to Exhibit 4(a) to EOG’s Registration Statement on Form S-3, Registration Statement No. 33-42640, filed September 6, 1991)

*4.2	Officers’ Certificate Establishing 6.125% Senior Notes due 2013 and 6.875% Senior Notes due 2018, dated September 30, 2008

*4.3	Form of Global Note with respect to the 6.125% Senior Notes due 2013 of EOG

*4.4	Form of Global Note with respect to the 6.875% Senior Notes due 2018 of EOG

*5.1	Opinion of Fulbright & Jaworski L.L.P. dated September 30, 2008

*23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1)

*	Exhibits filed herewith